Other Income (Expense), Net (Tables)	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Schedule of other (income) expense, net

(in millions)	2022	2021	2020
Gain on legal settlement(1)	$—	$—	$294
Gain on remeasurement of existing equity interests	—	—	38
Other(2)	$22	(8)	110
Total other income (expense), net	$22	$(8)	$442
(1)On April 10, 2020, under the terms of a settlement agreement, the Company received a settlement and recorded total gains of $294 million related to this settlement for the year ended December 31, 2020.
(2) Relates primarily to share of profits of joint ventures, gains and losses related to hedging activities and gains on the sales of property, plant and equipment and intangible assets.